[logo - American FundsSM]

The right choice for the long-termSM

U.S. Government Securities Fund

Mortgages and your fund

[cover photograph: close-up of architectural columns]

Annual report for the year ended August 31, 2002

U.S. Government Securities FundSM

U.S. Government Securities Fund is one of the 29 American Funds,(R) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

U.S. Government Securities Fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

Contents                                                      page
Letter to shareholders                                           1
The value of a long-term perspective                             3
Mortgages and your fund                                          4
Investment portfolio                                             9
Trustees & officers                                             24
The American Funds family                               back cover

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2002 (the most recent calendar quarter):

                                                      1 year   5 years  10 years

Class A shares reflecting 3.75% maximum sales charge  +3.35%    +6.18%    +5.97%

The fund's 30-day yield for Class A shares as of September 30, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 3.06%. The fund's distribution rate for Class A shares as of that date was 3.97%. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 3. Please see the inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

Fellow shareholders:

[photograph collage: house roof, safe deposit boxes, architectural columns]

During times of economic uncertainty and national crises, investors frequently flock to the safety and security of government bonds. This was certainly the case during the past year when strong demand helped drive up the price of government securities.

U.S. Government Securities Fund benefited as a result, producing a total return of 7.5% for the fiscal year ended August 31, 2002. Shareholders who reinvested monthly dividends totaling 59.3 cents a share earned an income return of 4.51%. Those who elected to receive dividends in cash recorded an income return of 4.42%.

For the same period, the average total return of the 167 U.S. government bond funds tracked by Lipper totaled 7.9%, and the unmanaged Salomon Smith Barney Treasury/Government-Sponsored Mortgage Index, which does not include expenses, compiled an 8.9% return. The index includes a larger proportion of longer maturity bonds than are currently held by the fund, and this accounts for its higher return during this period.

Safety amid uncertainty

Government bonds experienced two significant rallies during the fund's fiscal year, which began on September 1, 2001. The first occurred early, in the weeks immediately following the September 11 attacks. At that time, the U.S. economy was well into a recession, and the Federal Reserve Board had been aggressively lowering short-term rates in an effort to stimulate growth. Stock prices slid and government bond prices climbed, as hopes for a recovery dimmed and investors sought security in the highest quality investments available -- U.S. Treasuries. By early November that rally faltered, however, and Treasury prices slumped as the economy began to exhibit signs of growth.

The second rally began in early April and persisted through the end of the fiscal year. This time, negative sentiment provoked by revelations of corporate fraud and mismanagement and disappointment in the pace of the economic recovery overwhelmed investors, sending them, once again, to the safety of government bonds. As bond prices rose, yields declined (a bond's price and yield move inversely), and by August 2002, U.S. Treasuries were posting their lowest yields in nearly 40 years.

U.S. Government Securities Fund invests primarily in three types of government securities: Treasury debt, direct obligations of federal agencies, and mortgage-backed securities guaranteed by government-affiliated enterprises. (Neither the fund nor its yield are guaranteed.) Each of these three bond classes produced solid gains for the year.

Most often, U.S. Treasuries set the pace for the investment-grade bond market:
When interest rates decline, Treasuries are the first to appreciate in price; when interest rates rise, they are among the first to decline in value. When interest rates began to rise in November, the fund's portfolio counselors sought more attractive opportunities among mortgage-backed securities, which had lagged behind during the first rally.

[Begin Sidebar]
Results at a glance (as of August 31, 2002, with all distributions reinvested)

                                    Average annual                Total
                                   compound returns              returns

1 year                                   --                        +7.5%
5 years                                  +6.9%                    +39.8
10 years                                 +6.4                     +85.3
Lifetime (since October 17, 1985)        +7.7                    +249.0
[End Sidebar]

As a result, mortgage-backed bonds grew to 46% of portfolio assets by mid-year from 38% at the start. In tandem with this shift, U.S. Treasury obligations dipped to 34% of net assets from 38%. At the same time, the fund reduced its exposure to federal agency debentures, to 7% from 11%.

When bonds began to rally again during the second half of the fiscal year, the portfolio counselors once again raised the fund's exposure to Treasuries, which ended the year at 37% of net assets. The fund continued to selectively add mortgage-backed debt; however, these securities became somewhat less attractive the further interest rates declined. To learn more about mortgage-backed securities and how they contribute to the fund, please see the article on page 4, "Mortgages and your fund."

Overall, the fund's portfolio counselors adopted a more conservative outlook throughout the year. They increased the level of cash and equivalents held by the fund and added bonds that are less sensitive to interest rate moves. As a result, the fund's cash and equivalent holdings rose to 10% from 8% last year, and the effective average life of portfolio holdings decreased to 4.1 years from
5.8 years. These defensive moves are intended to help protect shareholder investments when interest rates begin to rise. However, these adjustments also limited the fund's gains, notably during the second rally, which significantly benefited long-term bonds.

Quality and caution prevail

At American Funds, we strive to shelter our shareholders from market excesses, and in so doing, we frequently take a more cautious approach than some of the funds in our peer group. This caution applies equally to our research efforts and investment decisions. With interest rates near 40-year lows, we believe this caution is especially warranted, and we advise shareholders that, over the near term, further increases in the fund's share price may be difficult to attain.

During the past year, U.S. Government Securities Fund has benefited from strong investor interest. Net assets of the fund have grown 84%, while shareholder accounts have more than doubled. We believe that a substantial portion of this growth is owed to the safety and security that government bonds afford, but also to our risk-averse management style. This approach has helped the fund produce an attractive 7.7% average annual return over its seventeen-year lifetime -- a period that includes both challenging and rewarding bond market cycles.

We take this opportunity to welcome our many new shareholders and invite you to learn more about the fund and the American Funds family on the pages that follow. In addition, we extend our gratitude to our many long-time shareholders; your continued confidence and support make you valued members of our investment family.

Cordially,

/s/ Paul G. Haaga, Jr.
Paul G. Haaga, Jr.
Chairman of the Board

/s/ John H. Smet
John H. Smet
President

October 15, 2002

                                [Begin Sidebar]
                              A note on dividends

Due to continued volatility in bond yields, U.S. Government Securities Fund has changed its dividend policy and will now allow the fund's dividend to fluctuate daily. The fund will continue to pay out all of its earned income through dividends but will adjust its payout every day rather than make larger adjustments on a less frequent basis. This change will occur with the October 2002 dividend, and as a result, the dividend may differ each month thereafter. [End Sidebar]

The value of long-term perspective
[mountain chart]
How a $10,000 investment has grown (for the period October 17, 1985, to August 31, 2002, with dividends reinvested)

                Salomon Smith                 Lipper General
                       Barney         U.S.             U.S.           Consumer
              Treasury/Govern-   Government        Government             Price
               ment-Sponsoreds   Securities            Funds              Index     Original
Year         Mortgage Index (1)      Fund(3)       Average (2)    (inflation)(4)   Investment
10/17/85               $10,000       $9,623           $10,000           $10,000      $10,000
1986*                  $11,900      $10,919           $11,638           $10,092      $10,000
1987                   $12,029      $11,095           $11,539           $10,524      $10,000
1988                   $13,015      $12,028           $12,335           $10,948      $10,000
1989                   $14,707      $13,210           $13,661           $11,463      $10,000
1990                   $15,806      $14,280           $14,420           $12,107      $10,000
1991                   $18,102      $16,025           $16,351           $12,567      $10,000
1992                   $20,516      $18,126           $18,437           $12,962      $10,000
1993                   $22,688      $20,372           $20,438           $13,321      $10,000
1994                   $22,386      $19,621           $19,790           $13,707      $10,000
1995                   $24,841      $21,308           $21,760           $14,066      $10,000
1996                   $25,879      $22,023           $22,324           $14,471      $10,000
1997                   $28,397      $24,023           $24,361           $14,793      $10,000
1998                   $31,484      $26,353           $27,026           $15,032      $10,000
1999                   $31,736      $26,342           $26,696           $15,373      $10,000
2000                   $34,245      $28,204           $28,521           $15,897      $10,000
2001                   $38,265      $31,224           $31,633           $16,329      $10,000
2002                   $41,656      $33,581           $34,244           $16,624      $10,000



1The index is unmanaged and does not reflect sales charges, commissions, or expenses.


2Calculated by Lipper. The average does not reflect sales charges.

3Results reflect payment of the maximum sales charge of 3.75% on the $10,000 investment. Thus, the net amount invested was $9,625. As outlined in the prospectus, the sales charge is reduced for larger investments. The maximum sales charge was 4.75% prior to January 10, 2000. No adjustment has been made for income or capital gain taxes.

4Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

*For the period 10/17/85 to 8/31/86.

Here are the fund's average annual compound returns, with all distributions reinvested and assuming payment of the 3.75% maximum sales charge at the beginning of the stated periods. Sales charges are lower for accounts of $100,000 or more.

Past results are not predictive of future results.

Class A shares
                                   Periods ended 8/31/02

1 year                                    +3.52%
5 years                                   +6.11
10 years                                  +5.96

Other share class results
Class B, Class C, Class F, Class  529  and Class R

Returns for periods ended September 30, 2002
(the most recent calendar quarter):
                                                         1 Year   Life of Class
Class B shares
Reflecting applicable contingent deferred sales
     charge (CDSC), maximum of 5%, payable only
     if shares are sold within six years of purchase     +1.65%     +7.65%1
Not reflecting CDSC                                      +6.65%     +9.04%1

Class C shares
Reflecting CDSC, maximum of 1%, payable only
     if shares are sold within one year of purchase      +5.58%     +6.79%2
Not reflecting CDSC                                      +6.58%     +6.79%2

Class F shares
Not reflecting annual asset-based fee charged
     by sponsoring firm                                  +7.37%     +7.57%2

Class 529 and Class R shares
Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15, 2002, respectively, and the end of the period.

1Average annual compound return from March 15, 2000, when Class B shares were first sold. 2Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.

Mortgages and your fund

This past year, mortgage rates plummeted and refinancing surged as interest rates fell to their lowest levels in nearly 40 years. For most people, buying a home is the biggest investment in their lives, and the mortgage that finances that purchase is the most important debt they owe. Mortgages are also a major investment for U.S. Government Securities Fund, the very same mortgages that homeowners assume when purchasing a home.

The main difference is that the fund purchases pools of mortgages rather than individual loans. On the next few pages, we'll take a look at how these mortgages find their way into the portfolio and the vital role that research plays in selecting these investments.

From Main Street to your fund

Most homebuyers finance the purchase of their home with a mortgage. These loans are typically offered by local financial institutions, such as banks or savings and loans. In most cases, homeowners repay the loans with scheduled monthly payments of interest and principal until the debt is retired.

Often, the institution that issued the mortgage turns around and sells it, along with similar home loans, to a federal agency. The agency in turn guarantees the mortgages and, after pooling them with other mortgages, sells them to investors as a security.

The monthly payments made by the homeowner are collected by the financial institution and, after a service fee is deducted, payments are passed along to the investors who purchased the security. Hence, mortgage-backed securities are also known as pass-through certificates.

Ginnie Mae, Fannie Mae and Freddie Mac are the government-affiliated agencies primarily responsible for bundling and guaranteeing these mortgages. Ginnie Mae, formally known as the Government National Mortgage Association, is the only one of the three to have a direct government guarantee. Fannie Mae (the Federal National Mortgage Association) is the oldest of the three, and like Freddie Mac (the Federal Home Loan Mortgage Corp.), is a privately held corporation, authorized by Congress to borrow money from the Treasury, if necessary, to pay investors on time. All loans guaranteed by these agencies must meet strict criteria to be included in a mortgage pool.

[photograph: close-up of house]
[Begin Caption]
1. Homebuyers receive mortgages from financial institutions, such as banks and savings and loan associations. In exchange for the loan, borrowers agree to pay interest and principal over a certain period of time.

[photograph: close-up of bank safe]
2. Instead of keeping the loan, the financial institution may pool it with other home loans and sell it to a federal agency, which guarantees it and bundles it as a mortgage-backed security.

[photograph: close-up of architectural column]
3. Interest and principal payments then pass through the bank or other servicer to investors, including shareholders in U.S Government Securities Fund.
[End Caption]

Mortgage-backed securities issued by these agencies are of the highest credit quality and typically trade at yields higher than those of comparable Treasuries. These features help make mortgage-backed bonds attractive holdings for the fund while adding elements of diversity that would be impossible to achieve from Treasuries alone.

Growth makes research vital

Over the past decade, the market for mortgage-backed securities has expanded steadily, fueled by growth in the housing market and institutional interest in these securities. According to the Bond Market Association, agency mortgage-backed securities now exceeds Treasuries by more than $1 trillion. This growth has also brought increasing sophistication and diversity to this market. Nearly every type of mortgage has been securitized, from traditional fixed-rate loans to adjustable-rate mortgages to hybrids of several types. Evaluating the different mortgage pools and pricing them correctly demands technical skill and experience.

"The main thing that differentiates a pass-through security from other types of bonds is that homeowners have the option of prepaying their mortgages," explains Michael Locke, a research analyst for the fund who specializes in mortgage-backed securities. Unlike conventional bonds that pay semi-annual interest and return principal at maturity, mortgage-backed securities typically pay monthly interest and principal, similar to the payments homeowners make on their loans. Because most homeowners have the option of prepaying their loans, the timing and rate of monthly payments can vary widely and have a significant impact on returns. Michael notes, "With mortgage investments, the question isn't credit analysis, it's the risk of when people choose to repay their loans."

Prepayments occur for various reasons. Geographic and demographic analysis of mortgage pools provides some clues. "If the economy of a region is worse than the rest of the country," explains Michael, "you tend to see refinancings slow down because fewer people are taking new jobs." Death and divorce rates are two other demographic factors that influence prepayments. Comprehensive statistical analysis helps provide a clearer picture of which pools are most desirable for the fund.

Like all bonds, the prices of mortgage-backed securities fluctuate with changes in interest rates. "As rates fall, more people choose to refinance their homes because their borrowing costs will be lower," says Michael. While that may benefit homeowners, investors in mortgage-backed securities have more of their investment returned early, at a time when rates are low and reinvestment alternatives less attractive. In general, mortgage-backed securities tend to do best when rates are stable or rising slightly. Investing in adjustable-rate mortgages, which tend to be less sensitive to interest rate changes, is one way to help buttress the fund.

Time adds value

Michael spends considerable time analyzing the underlying characteristics of mortgage pools in an effort to limit the impact of prepayments and interest rate changes on the fund's portfolio and enhance its overall return. The fund's portfolio counselors and traders support his efforts by contributing to the research process. Although basic information is readily available, the fund's research professionals delve deeper, gathering substantially more data on the underlying mortgages in an effort to properly evaluate each pool. They build elaborate technical models to determine the underlying causes of prepayments and to make projections about cash flows.

A crucial piece of information is the age of the mortgages in the pools. "The rate of prepayments tend to change depending on the age of the mortgages," explains Michael. "Very old mortgages, or seasoned mortgages, tend to have lower prepayment rates than younger or medium-age pools." Seasoned mortgages often pay higher interest rates, although they may command a higher price tag as well. U.S. Government Securities Fund holds a number of seasoned mortgages. John Smet, the fund's president and one of its three portfolio counselors, explains:
"Seasoned pools tend to behave more predictably. That increases my confidence that borrowers will hold their loans to maturity, allowing investors to enjoy more income for a longer period."

[Begin Sidebar]
Who are Fannie, Freddie and Ginnie?

The federal agencies that buy, guarantee and pool home loans play a crucial role in facilitating affordable housing throughout the U.S. Homeowners benefit from a credit market that remains fairly liquid no matter where they live. Financial institutions, meanwhile, can put long-term mortgages in the hands of institutional investors, leaving them free to focus on the business of short-term lending.

Although all three agencies share a similar goal, each serves a particular niche of the housing market.

Fannie Mae traces its origins to February 1938, when it was chartered by the Federal Housing Administration (FHA). Its primary purpose was to purchase, hold or sell FHA-insured mortgage loans originated by private lenders. After World War II, its authority was expanded to include home loans guaranteed by the Veterans Administration (VA).

In 1968, the charter was amended and Fannie Mae was split into two parts, creating Ginnie Mae and a reconstituted government-sponsored private corporation that is the present-day Fannie Mae. Two years later, Freddie Mac was established under the Emergency Home Finance Act to create a secondary market for conventional mortgages (30-year, fixed-rate and single-family loans). It is also a government-sponsored private corporation.

Ginnie Mae does not itself issue pass-through securities; rather, it insures pools issued by other financial institutions. To qualify, the underlying loans must be VA or FHA mortgages. Ginnie Mae mortgage pools tend to be smaller in size, but they are unconditionally guaranteed by the full faith and credit of the U.S. government.

Fannie Mae and Freddie Mac tend to serve a broader market that includes conventional mortgages. Both have strict specifications for the loans they purchase to form their pools, including a limit on the size of the underlying mortgages. The markets they serve are primarily low- and middle-income homebuyers. Of the three, Fannie Mae is the largest issuer and ranks as one of the largest financial services companies in the world. You can find more information about these companies and their operations on the Internet at ginniemae.gov, fanniemae.com or freddiemac.com.
[End Sidebar]

Of course, U.S. Government Securities Fund holds more than mortgage-backed securities; it also invests in U.S. Treasuries, direct obligations of federal agencies and short-term instruments. Weighing the relative values of these different investments in changing market environments is an integral part of the research process and an important aspect of the professional management that your fund offers. Changes in interest rates or in supply and demand can prompt the fund's portfolio counselors to adjust the investment mix by reducing or increasing the number of mortgages in the portfolio. Currently, they account for 41% of net assets.

Over the years, mortgage-backed securities have played an important role in meeting the fund's objectives. They have paid a generous income and contributed a measure of stability, flexibility and diversity that would be difficult to achieve from U.S. Treasuries alone. Investing in these complex instruments, however, requires skill, experience and extensive resources. We think the effort is worth it -- both for our shareholders and for the homeowners who benefit from less costly mortgages. In fact, some shareholders may even benefit indirectly from their own mortgage, if it is held in one of the fund's many mortgage pools.


[photograph collage: house, American flag, architectural columns]

[Begin Sidebar]
A wealth of experience

                                   Years of             Years with
                                  investment          American Funds
                                  experience           or affiliates

John H. Smet                          20                    19
Thomas H. Hogh                        16                    13
John W. Ressner                       14                    14

Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The three portfolio counselors who manage U.S. Government Securities Fund bring an average of 16 years of investment experience to their jobs.
[End Sidebar]

[Begin Sidebar]
Mortgage-related debt surpasses Treasuries
(in billions)
[bar chart]
Date    Treasuries   Mortgage-related securities/1/

1992    $2,754.1     $1,937.0
1993     2,989.5      2,144.7
1994     3,126.0      2,251.6
1995     3,307.2      2,352.1
1996     3,459.7      2,486.1
1997     3,456.8      2,680.2
1998     3,355.5      2,955.2
1999     3,281.0      3,334.2
2000     2,966.9      3,564.7
2001     2,967.5      4,125.5
2002     3,019.5      4,319.0

1Agency-issued securities from GNMA, FNMA and FHLMC; GNMA figures are estimates. 2As of March 31.

Source: Bond Market Association
[end chart]
[End Sidebar]


U.S. Government Securities Fund
Investment portfolio, August 31, 2002




                                                                                                             Principal        Market
                                                                                                                amount         value
Bonds & notes                                                                                                    (000)         (000)

Federal agency mortgage pass-throughs (1)  - 40.99%
Government National Mortgage Association - 27.92%
 4.776% 2018                                                                                                    $5,947        $6,181
 5.50% 2013 - 2017                                                                                              40,732        41,970
 6.00% 2008 - 2032                                                                                             211,570       218,285
 6.50% 2014 - 2032                                                                                             190,390       198,611
 7.00% 2008 - 2032                                                                                             147,325       154,816
 7.50% 2009 - 2032                                                                                              68,184        72,334
 8.00% 2002 - 2030                                                                                              20,638        22,665
 8.50% 2020 - 2023                                                                                               1,110         1,215
 9.00% 2009 - 2021                                                                                               1,912         2,085
9.50% 2009 - 2021                                                                                                  457           511
10.00% 2019 - 2022                                                                                               8,861        10,061
Fannie Mae- 9.33%
 5.50% 2016 - 2017                                                                                             $44,717       $45,789
 6.00% 2017 - 2032                                                                                              36,550        37,779
 6.35% 2005                                                                                                      2,858         2,936
 6.50% 2016 - 2032                                                                                              94,917        98,906
 7.00% 2009 - 2032                                                                                              42,823        45,044
 7.50% 2030 - 2031                                                                                               7,490         7,897
 8.00% 2005 - 2023                                                                                                 933         1,009
 8.50% 2007 - 2027                                                                                                 596           641
 9.00% 2009                                                                                                        106           115
 9.50% 2011 - 2022                                                                                                 408           451
 12.00% 2019                                                                                                     2,396         2,809
Freddie Mac - 2.37%
 6.00% 2014 - 2017                                                                                               7,510         7,788
 6.50% 2017                                                                                                     28,219        29,512
 7.00% 2008 - 2017                                                                                               6,114         6,473
 7.20% 2006                                                                                                     12,893        13,933
 8.00% 2012 - 2017                                                                                               1,636         1,734
 8.25% 2007                                                                                                        155           165
 8.50% 2009 - 2021                                                                                               1,944         2,114
 8.75% 2008                                                                                                        147           158
 11.00% 2016                                                                                                        18            21
 12.00% 2015                                                                                                        24            28
Small Business Administration (1) - 1.37%
 Series 2001-20K, 5.34% 2021                                                                                     5,165         5,308
 Series 2001-20J, 5.76% 2021                                                                                     2,455         2,581
 Series 2001-20F, 6.44% 2021                                                                                    12,934        14,089
 Series 2001-20G, 6.625% 2021                                                                                    3,958         4,348
 Series 2002-20C, 6.07% 2022                                                                                     3,700         3,924
 Series 2002-20D, 6.41% 2022                                                                                     5,000         5,399
                                                                                                                           1,069,685

U.S. Treasury notes & bonds  -  36.77%
 4.25% May 2003                                                                                                 68,000        69,299
 5.75% August 2003                                                                                              22,000        22,829
 2.875% June 2004                                                                                               12,000        12,171
 Principal Strip 0% August 2004                                                                                 44,962        43,031
 Principal Strip 0% August 2004
 6.00% August 2004                                                                                              86,300        92,724
 11.625% November 2004                                                                                           9,500        11,403
 6.75% May 2005                                                                                                 15,500        17,245
 5.75% November 2005                                                                                            56,500        61,925
 Principal Strip 0% May 2006                                                                                    35,720        32,095
 6.875% May 2006 (2)                                                                                            95,750       109,253
 7.00% July 2006                                                                                                 5,000         5,746
 6.50% October 2006                                                                                             14,750        16,754
 3.375% January 2007  (3)                                                                                       32,644        34,939
 6.25% February 2007                                                                                            44,500        50,312
 5.625% May 2008                                                                                                39,000        43,297
 4.75% November 2008                                                                                             5,500         5,857
 6.00% August 2009                                                                                              19,000        21,560
 5.75% August 2010                                                                                              63,000        70,750
 Principal Strip 0% November 2011                                                                                5,285         3,520
 10.375% November 2012 (2)                                                                                      31,000        41,066
 12.00% August 2013 (2)                                                                                         10,000        14,418
 8.875% August 2017 (2)                                                                                         31,500        45,019
 8.875% February 2019                                                                                            9,100        13,149
 7.875% February 2021                                                                                           28,250        37,932
 5.25% February 2029                                                                                            76,350        77,924
 6.25% May 2030                                                                                                  4,685         5,487
                                                                                                                             959,705

Federal agency debentures  -  6.11%
Fannie Mae - 1.39%
 6.00% 2005                                                                                                      9,200        10,073
 7.125% 2005                                                                                                    11,500        12,738
 4.75% 2007                                                                                                      6,000         6,178
 7.25% 2030                                                                                                      6,000         7,373
Federal Home Loan Bank Bonds - 1.42%
 3.125% 2003                                                                                                    11,000        11,151
 5.125% 2003                                                                                                     6,315         6,523
 5.75% 2008                                                                                                      7,725         8,360
 5.80% 2008                                                                                                     10,075        11,043
Freddie Mac - 1.40%
 7.00% 2005                                                                                                      8,000         8,918
 5.125% 2008                                                                                                     9,500        10,075
 5.75% 2009                                                                                                      6,750         7,010
 6.75% 2031                                                                                                      9,150        10,645
Sallie Mae 4.75% 2004 - 0.40%                                                                                   10,000        10,415
Tennessee Valley Authority - 1.12%
 Series G, 5.375% 2008                                                                                          22,420        24,046
 Series 1995E, 6.75% 2025                                                                                        4,500         5,112
United States Government Guaranteed Ship Financing Obligations, Rowan Companies, Inc. (Title XI) 5.88% 2012      9,091         9,826
                                                                                                                             159,486

Federal agency collateralized mortgage obligations (1) -  5.83%
Fannie Mae - 4.46%
 Series 91-50, Class H, 7.75% 2006                                                                                 520           544
 Series 1997-M5, Class C, ACES 6.74% 2007                                                                        5,000         5,544
 Series 1998-M6, Class A-2, ACES 6.32% 2008                                                                      2,500         2,703
 Series 2002-T11, Class A, 4.769% 2012                                                                           8,058         8,257
 Trust 35, Class 2, 12.00% 2018                                                                                    106           125
 Series 90-93, Class G, 5.50% 2020                                                                                 538           565
 Series 2002-W3, Class A-2, 5.50% 2021                                                                           5,000         5,188
 Series 2002-W7, Class A-2, 4.80% 2022                                                                           7,625         7,763
 Series 1992-119, Class Z, 8.00% 2022                                                                            2,101         2,277
 Series 1994-4, Class ZA, 6.50% 2024                                                                             3,918         3,981
 Series 2001-4, Class NA, 11.725% 2025 (4)                                                                      16,435        19,806
 Series 1997-M6, Class ZA, 6.85% 2026                                                                           14,071        15,420
 Series 2002-W1, Class 1A-1, 3.42% 2027                                                                          3,989         3,992
 Series 2002-W3, Class A-5, 7.50% 2028                                                                           4,703         4,979
 Series 2002-W7, Class A-5, 7.50% 2029                                                                          15,008        16,051
 Series 2001-20, Class E, 9.595% 2031 (4)                                                                          639           744
 Series 2001-20, Class C, 11.648% 2031 (4)                                                                       2,596         3,142
 Series 1999-T2, Class A-1, 7.50% 2039                                                                           5,221         5,758
 Series 2002-W4, Class A-2, 5.10% 2042                                                                           4,650         4,694
 Series 2002-W1, Class A-2, 7.50% 2042                                                                           4,689         4,960
Freddie Mac - 1.37%
 Series 83-A, Class 3, 11.875% 2013                                                                                 53            57
 Series 83-B, Class B-3, 12.50% 2013                                                                               342           373
 Series 2289-NA, 11.991% 2020 (4)                                                                               10,125        12,199
 Series T-41, Class A-2, 4.76% 2021                                                                              3,000         3,048
 Series 178, Class Z, 9.25% 2021                                                                                   529           551
 Series 2489, Class A, 5.50% 2022                                                                                5,250         5,396
 Series 2289, Class NB, 11.081% 2022 (4)                                                                         2,249         2,651
 Series 1567, Class A, 2.213% 2023 (4)                                                                             610           583
 Series T-041, Class A-3, 7.50% 2032                                                                             3,852         4,104
 Series T-042, Class A-2, 5.50% 2042                                                                             6,750         6,829
                                                                                                                             152,284

Collateralized mortgage obligations (privately originated)  -  0.05%
Paine Webber CMO, Series O, Class 5, 9.50% 2019 (1) (5)                                                          1,068         1,192
                                                                                                                               1,192


Total bonds & notes (cost: $2,256,102,000)                                                                                 2,342,352



                                                                                                             Principal        Market
                                                                                                                amount         value
Short-term securities                                                                                            (000)         (000)

U.S. Treasuries  -  9.23%
 1.655% due 9/5/2002                                                                                            30,000        29,993
 1.653% due 9/12/2002                                                                                           25,000        24,986
 1.656% due 9/19/2002                                                                                           67,600        67,541
 1.663% due 9/26/2002                                                                                           23,600        23,572
 1.667% due 10/3/2002                                                                                           11,000        10,983
 1.589% due 10/10/2002                                                                                          20,000        19,965
 1.605% due 10/17/2002                                                                                          50,000        49,895
 1.62% due 11/21/2002                                                                                           14,000        13,949
                                                                                                                             240,884

Federal agency discount notes  -  4.12%
Federal Home Loan Banks:
 1.79% due 9/3/2002                                                                                             30,500        30,494
 1.74% due 9/6/2002                                                                                             14,800        14,796
 1.74% due 10/4/2002                                                                                            21,700        21,664
 1.73% due 10/9/2002                                                                                            15,600        15,571
 1.73% due 10/16/2002                                                                                           25,000        24,945
                                                                                                                             107,470

Corporate short-term notes  -  0.75%
Ciesco LP:
 1.76% due 9/4/2002                                                                                             18,000        17,996
 1.77% due 9/19/2002                                                                                             1,500         1,499
                                                                                                                              19,495


Total short-term securities (cost: $367,847,000)                                                                             367,849


Total investment securities (cost: $2,623,949,000)                                                                         2,710,201
Excess of payables over cash and receivables                                                                               (100,460)

Net assets                                                                                                                $2,609,741

(1) Pass-through securities backed by a pool of
    mortgages or other loans on which principal payments are
    periodically made.  Therefore, the effective maturities
    are shorter than the stated maturities.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Coupon rate may change periodically.
(5) Comprised of federal agency originated or guaranteed loans.



See Notes to Financial Statements

U.S. Government Securities Fund
Financial statements

Statement of assets and liabilities
at August 31, 2002         (dollars and shares in thousands, except per-share amounts)

Assets:
 Investment securities at market
  (cost: $2,623,949)                                                                                               $2,710,201
 Cash                                                                                                                      96
 Receivables for:
  Sales of investments                                                                      $289
  Sales of fund's shares                                                                  19,044
  Interest                                                                                16,885                       36,218
                                                                                                                    2,746,515
Liabilities:
 Payables for:
  Purchases of investments                                                               126,906
  Repurchases of fund's shares                                                             4,906
  Dividends on fund's shares                                                               2,889
  Investment advisory services                                                               652
  Services provided by affiliates                                                          1,329
  Deferred Trustees' compensation                                                             64
  Other fees and expenses                                                                     28                      136,774
Net assets at August 31, 2002                                                                                      $2,609,741

Net assets consist of:
 Capital paid in on shares of beneficial interest                                                                   2,599,105
 Distributions in excess of net investment income                                                                        (946)
 Accumulated net realized loss                                                                                        (74,670)
 Net unrealized appreciation                                                                                           86,252
Net assets at August 31, 2002                                                                                      $2,609,741

Shares of beneficial interest issued and outstanding - unlimited shares authorized
                                                     Net assets              Shares outstanding    Net asset value per share
                                                                                                                         (1)
Class A                                               $2,255,569                        164,288                         13.73
Class B                                                  183,798                         13,387                         13.73
Class C                                                  122,458                          8,919                         13.73
Class F                                                   21,840                          1,591                         13.73
Class 529-A                                                9,064                            660                         13.73
Class 529-B                                                3,552                            259                         13.73
Class 529-C                                                6,885                            501                         13.73
Class 529-E                                                  695                             51                         13.73
Class R-1                                                    168                             12                         13.73
Class R-2                                                    544                             40                         13.73
Class R-3                                                    196                             14                         13.73
Class R-4                                                    104                              8                         13.73
Class R-5                                                  4,868                            355                         13.73


(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and Class 529-A, for which the maximum offering prices per share were $14.26 for each.


See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2002
Investment income:
 Income:                               (dollars in thousands)
  Interest
  Interest                                                                                                           $90,323

 Fees and expenses:
  Investment advisory services                                                             $5,893
  Distribution services                                                                    6,347
  Transfer agent services                                                                  2,208
  Administrative services                                                                    144
  Reports to shareholders                                                                    117
  Registration statement and prospectus                                                      181
  Postage, stationery and supplies                                                           203
  Trustees' compensation                                                                      22
  Auditing and legal                                                                          67
  Custodian                                                                                   35
  State and local taxes                                                                       32
  Other                                                                                       96
Total expenses before waiver                                                              15,345
   Expenses waived                                                                             1                       15,344
                                                                                                                       $74,979
 Net investment income

Net realized gain and unrealized
 appreciation on investments

 Net realized gain on investments                                                                                      13,974

 Net unrealized appreciation on investments                                                                            47,773

   Net realized gain and
    unrealized appreciation on investments                                                                             $61,747

Net increase in net assets resulting
 from operations                                                                                                      $136,726



See Notes to Financial Statements





Statement of changes in net assets                                                         (dollars in                   thousands)

                                                                                            Year ended
                                                                                                37,499
                                                                                                 2,002                        2,001
Operations:
 Net investment income                                                                          74,979                       66,230

 Net realized gain on investments                                                               13,974                       16,742

 Net unrealized appreciation on investments                                                     47,773                       40,971
  Net increase in net assets
   resulting from operations                                                                   136,726                      123,943


Dividends from net investment income paid to shareholders                                      (76,722)                     (70,438)

Capital share transactions                                                                   1,131,448                      279,111

Total increase in net assets                                                                 1,191,452                      332,616

Net assets:
 Beginning of year                                                                           1,418,289                    1,085,673
 End of year (including distributions in excess of net investment income and undistributed net investment income of $(946) and $785,
  respectively)                                                                              2,609,741                    1,418,289



See Notes to Financial Statements





Notes to financial statements


1.       Organization and significant accounting policies

Organization - The American Funds Income Series (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the "fund"). The fund seeks high current income, consistent with prudent investment risk and preservation of capital, by investing primarily in obligations backed by the full faith and credit of the United States government.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


---------------------------------------------------------------------------------------------------------
     Share class       Initial sales charge  Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------                           ---------------------------------
  Class A and Class         Up to 3.75%                 None                          None
        529-A
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class B and Class            None           Declines from 5% to zero  Class B and Class 529-B convert
        529-B                                  for redemptions within     to Class A and Class 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class C                 None          1% for redemptions within        Class C converts to Class
                          one year of purchase F after
                                                                                               10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-C               None          1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
     Class 529-E               None                     None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Class F and Class            None                     None                          None
        529-F*
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Class R-1, Class R-2,          None                     None                          None
 Class R-3, Class R-4
    and Class R-5
---------------------------------------------------------------------------------------------------------
* As of August 31, 2002, there were no Class 529-F shares outstanding.


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

         Security valuation - Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Trustees.

         Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

         Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

         Dividends and distributions to shareholders -Dividends to shareholders are declared daily from net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; expenses deferred for tax purposes and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. As of August 31, 2002, the cost of investment securities for federal income tax purposes was $2,629,687,000.

During the year ended August 31, 2002, the fund reclassified $12,000 from additional paid-in capital to undistributed net investment income to align financial reporting with tax reporting.

As of August 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                           (dollars in
                                                           thousands)
Undistributed net investment income
                                                                      2,006
Short-term and long-term capital loss deferrals                    (68,933)
Gross unrealized appreciation
                                                                     80,533
Gross unrealized depreciation                                          (19)

Short-term and long-term capital loss deferrals above include capital loss carryforwards of $2,775,000, $27,152,000, $20,590,000, $4,377,000, $5,664,000
and $8,375,000 expiring in 2003, 2004, 2005, 2006, 2008 and 2009,  respectively.
These numbers reflect the utilization of a capital loss carryforward of $12,390,000. The capital loss carryforwards will be used to offset any capital gains realized by the fund in the current year or in subsequent years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

The tax character of distributions paid was as follows (dollars in thousands):

Year ended August 31, 2002



                            Distributions from ordinary income
Share class                       Net investment income                        Short-term capital gains
Class A                                          $71,057                                              -
Class B                                            3,241                                              -
Class C                                            1,758                                              -
Class F                                              492                                              -
Class 529-A(1)                                        67                                              -
Class 529-B(1)                                        20                                              -
Class 529-C(1)                                        38                                              -
Class 529-E(1)                                         5                                              -
Class R-1(2)                                           1                                              -
Class R-2(2)                                           1                                              -
Class R-3(2)                                           1                                              -
Class R-4(2)                                           1                                              -
Class R-5(2)                                          40                                              -
Total                                            $76,722                                              -

Year ended August 31, 2001
                            Distributions from ordinary income
Share class                       Net investment income                        Short-term capital gains
Class A                                          $69,470                                              -
Class B                                              744                                              -
Class C(3)                                           118                                              -
Class F(3)                                           106                                              -
Total                                            $70,438                                              -








                               Distributions from long-term capital gains       Total distributions paid

Share class                                                             -                         $71,057
Class A                                                                 -                          3,241
Class B                                                                 -                          1,758
Class C                                                                 -                            492
Class F                                                                 -                             67
Class 529-A(1)                                                          -                             20
Class 529-B(1)                                                          -                             38
Class 529-C(1)                                                          -                              5
Class 529-E(1)                                                          -                              1
Class R-1(2)                                                            -                              1
Class R-2(2)                                                            -                              1
Class R-3(2)                                                            -                              1
Class R-4(2)                                                            -                             40
Class R-5(2)                                                            -                         $76,722
Total

Year ended August 31, 2001     Distributions from long-term capital gains       Total distributions paid

Share class                                                             -                         $69,470
Class A                                                                 -                            744
Class B                                                                 -                            118
Class C(3)                                                              -                            106
Class F(3)                                                              -                         $70,438
Total









* Amount less than one thousand.
(1) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(2) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.



3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.16% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of annual rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross investment income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.330% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

         Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Trustees has approved expense amounts lower than plan limits.


         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B and Class 529-B                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C, Class 529-C and Class R-1                           1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-E and Class R-3                                    0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F, Class 529-F and Class R-4                           0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------


         All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

         For Class A and Class 529-A, the Board of Trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $431,000 and $8,000 for Class A and Class 529-A, respectively.

         Transfer agent services - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

         Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Administrative services fees are presented gross of any payments made by CRMC.

         Expenses under the agreements previously described for the year ended August 31, 2002, were as follows (dollars in thousands):

-----------------------------------------------------------------------
  Share class      Distribution    Transfer agent    Administrative
                     services         services          services
-----------------------------------------------------------------------
    Class A           $4,876           $2,085        Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class B             907              123         Not applicable
-----------------------------------------------------------------------
-----------------------------------------------------------------------
    Class C             507                               $104





                                      Included
                                         in
                                   administrative
                                      services
----------------------------------                 --------------------
----------------------------------                 --------------------
    Class F             29                                  26
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-A            5                                  5
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-B            7                                  2
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-C           14                                  4
----------------------------------                 --------------------
----------------------------------                 --------------------
  Class 529-E           1                                   -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-1            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-2            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-3            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-4            -*                                  -*
----------------------------------                 --------------------
----------------------------------                 --------------------
   Class R-5      Not applicable                            1
-----------------------------------------------------------------------
* Amount less than one thousand.

Deferred Trustees' compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended August 31, 2002


Share class                              Sales (1)                Reinvestments of dividends
                                            Amount        Shares                      Amount          Shares
Class A                                 $1,569,362       116,488                     $58,647           4,377
Class B                                    170,942        12,686                       2,702             201
Class C                                    151,843        11,283                       1,425             106
Class F                                     92,603         6,905                         354              26
Class 529-A(2)                               8,913           662                          58               4
Class 529-B(2)                               3,468           258                          18               1
Class 529-C(2)                               6,938           516                          33               2
Class 529-E(2)                                 687            51                           5               1
Class R-1(3)                                   239            18                          -*              -*
Class R-2(3)                                   569            42                           1              -*
Class R-3(3)                                   242            18                          -*              -*
Class R-4(3)                                   102             8                          -*              -*
Class R-5(3)                                 4,980           371                          27               2
Total net increase (decrease) in fund   $2,010,888       149,306                     $63,270           4,720

Year ended August 31, 2001
Share class                              Sales (1)               Reinvestments of dividends
                                            Amount        Shares                      Amount          Shares
Class A                                   $829,729        63,187                     $55,696           4,254
Class B                                     42,424         3,224                         585              44
Class C(4)                                  21,524         1,631                          85               6
Class F(4)                                  46,157         3,497                          65               5
Total net increase (decrease) in fund     $939,834        71,539                     $56,431           4,309




                                             Repurchases (1)                   Net increase
                                                      Amount        Shares            Amount       Shares
Class A                                           ($782,471)    (58,298)         $845,538       62,567
Class B                                             (33,728)     (2,517)          139,916       10,370
Class C                                             (48,069)     (3,585)          105,199        7,804
Class F                                             (77,727)     (5,793)           15,230        1,138
Class 529-A(2)                                          (77)         (6)            8,894          660
Class 529-B(2)                                           (6)         -*             3,480          259
Class 529-C(2)                                         (226)        (17)            6,745          501
Class 529-E(2)                                          (13)         (1)              679           51
Class R-1(3)                                            (75)         (6)              164           12
Class R-2(3)                                            (30)         (2)              540           40
Class R-3(3)                                            (48)         (4)              194           14
Class R-4(3)                                              -           -               102            8
Class R-5(3)                                           (240)        (18)            4,767          355
Total net increase (decrease) in fund             ($942,710)    (70,247)       $1,131,448       83,779

Year ended August 31, 2001
Share class                                 Repurchases (1)                  Net increase
                                                     Amount      Shares            Amount       Shares
Class A                                           ($663,616)    (50,581)         $221,809       16,860
Class B                                              (6,444)       (490)           36,565        2,778
Class C(4)                                           (6,888)       (522)           14,721        1,115
Class F(4)                                          (40,206)     (3,049)            6,016          453
Total net increase (decrease) in fund             ($717,154)    (54,642)         $279,111       21,206



* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and Class 529-E shares were offered beginning February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning March 15, 2001.


5. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,651,022,000 and $1,554,533,000, respectively, during the year ended August 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended August 31, 2002, the custodian fee of $35,000 was offset by this reduction, rather than paid in cash.

Financial Highlights                    (1)

                                                            Income from investment operations (2)
                                                                                           Net
                                                 Net asset                       gains (losses)                       Dividends
                                                     value,            Net        on securities      Total from       (from net
                                                  beginning      investment      (both realized       investment     investment
                                                  of period          income     and unrealized)       operations        income)
Class A:
 Year ended 8/31/2002                                $13.34           $0.57               $0.41            $0.98         ($0.59)
 Year ended 8/31/2001                                 12.76            0.70                0.63             1.33          (0.75)
 Year ended 8/31/2000                                 12.63            0.77                0.09             0.86          (0.73)
 Year ended 8/31/1999                                 13.39            0.77               (0.76)            0.01          (0.77)
 Year ended 8/31/1998                                 13.03            0.83                0.40             1.23          (0.87)
Class B:
 Year ended 8/31/2002                                 13.34            0.48                0.41             0.89          (0.50)
 Year ended 8/31/2001                                 12.76            0.61                0.63             1.24          (0.66)
 Period from 3/15/2000 to 8/31/2000                   12.49            0.50                0.07             0.57          (0.30)
Class C:
 Year ended 8/31/2002                                 13.34            0.47                0.41             0.88          (0.49)
 Period from 3/15/2001 to 8/31/2001                   13.31            0.25                0.04             0.29          (0.26)
Class F:
 Year ended 8/31/2002                                 13.34            0.56                0.41             0.97          (0.58)
 Period from 3/15/2001 to 8/31/2001                   13.31            0.29                0.04             0.33          (0.30)
Class 529-A:
 Period from 2/20/2002 to 8/31/2002                   13.36            0.27                0.39             0.66          (0.29)
Class 529-B:
 Period from 2/20/2002 to 8/31/2002                   13.36            0.19                0.39             0.58          (0.21)
Class 529-C:
 Period from 2/19/2002 to 8/31/2002                   13.36            0.22                0.36             0.58          (0.21)
Class 529-E:
 Period from 3/7/2002 to 8/31/2002                    13.22            0.24                0.51             0.75          (0.24)
Class 529-F:
 Period from x/xx/2002 to 8/31/2002     (2)            0.00            0.00                0.00             0.00           0.00
Class R-1:
 Period from 6/13/2002 to 8/31/2002                   13.40            0.09                0.33             0.42          (0.09)
Class R-2:
 Period from 5/31/2002 to 8/31/2002                   13.37            0.10                0.38             0.48          (0.12)
Class R-3:
 Period from 6/6/2002 to 8/31/2002                    13.36            0.11                0.38             0.49          (0.12)
Class R-4:
 Period from 5/28/2002 to 8/31/2002                   13.34            0.14                0.40             0.54          (0.15)
Class R-5:
 Period from 5/15/2002 to 8/31/2002                   13.27            0.17                0.48             0.65          (0.19)




                                                                                                      Ratio of             Ratio of
                                                   Net asset                      Net assets,          expenses           net income
                                                   value, end          Total    end of period        to average           to average
                                                    of period      return (3)   (in millions)        net assets           net assets
Class A:                                            $13.73            7.55%      $2,256.00              0.80%                4.27%
 Year ended 8/31/2002                                13.34           10.70        1,357.00              0.85                 5.37
 Year ended 8/31/2001                                12.76            7.07        1,083.00              0.85                 6.13
 Year ended 8/31/2000                                12.63           (0.04)       1,322.00              0.80                 5.80
 Year ended 8/31/1999                                13.39            9.70        1,210.00              0.79                 6.24
 Year ended 8/31/1998
Class B:                                             13.73            6.80          184.00              1.50                 3.47
 Year ended 8/31/2002                                13.34            9.94           40.00              1.51                 4.47
 Year ended 8/31/2001                                12.76            4.60            3.00              0.71                 2.44
 Period from 3/15/2000 to 8/31/2000
Class C:                                             13.73            6.72          122.00              1.57                 3.37
 Year ended 8/31/2002                                13.34            2.19           15.00              0.81                 1.97
 Period from 3/15/2001 to 8/31/2001
Class F:                                             13.73            7.51           22.00              0.83                 4.16
 Year ended 8/31/2002                                13.34            2.53            6.00              0.40                 2.35
 Period from 3/15/2001 to 8/31/2001
Class 529-A:                                         13.73            5.00            9.00              0.92                 3.82(5)
 Period from 2/20/2002 to 8/31/2002
Class 529-B:                                         13.73            4.40            3.00              1.66                 3.16(5)
 Period from 2/20/2002 to 8/31/2002
Class 529-C:                                         13.73            4.41            7.00              1.64                 3.13(5)
 Period from 2/19/2002 to 8/31/2002
Class 529-E:                                         13.73            5.76            1.00              0.55                 1.78
 Period from 3/7/2002 to 8/31/2002
Class 529-F:                                          0.00            0.00            0.00              0.00                 0.00
 Period from x/xx/2002 to 8/31/2002     (2)
Class R-1:                                           13.73            3.12               -              0.31                 0.64
 Period from 6/13/2002 to 8/31/2002
Class R-2:                                           13.73            3.57            1.00              0.38                 0.72
 Period from 5/31/2002 to 8/31/2002
Class R-3:                                           13.73            3.68               -              0.27                 0.83
 Period from 6/6/2002 to 8/31/2002
Class R-4:                                           13.73            4.04               -              0.20                 1.00
 Period from 5/28/2002 to 8/31/2002
Class R-5:                                           13.73            4.89            5.00              0.13                 1.24
 Period from 5/15/2002 to 8/31/2002


                                                       Year ended August 31
                                                                  2,002.00     2,001.00      2,000.00     1,999.00        1,998.00

Portfolio turnover rate for all classes of shares                     0.95         0.44          0.63         0.81            0.82


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on shares outstanding on the last day of the year; all other periods are based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) Annualized.
(6) During the start-up period for this class, CRMC voluntarily agreed to pay a portion of the fees related to transfer agency services. Had CRMC not paid such fees, expense ratios would have been higher.
    .39%, .53%, .35%, and .27% for Class R-1, Class R-2, Class R-3 and Class R-4, respectively.
    Such expense ratios are the result of higher expenses during the start-up period and are not indicative of expense ratios expected in the future.




Independent auditors' report

To the Board of Trustees of The American Funds Income Series and Shareholders of U.S. Government Securities Fund:

We have audited the accompanying statement of assets and liabilities of The American Funds Income Series - U.S. Government Securities Fund (the "Fund"), including the investment portfolio, as of August 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The American Funds Income Series - U.S. Government Securities Fund as of August 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Los Angeles, California
October 1, 2002




Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 36% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

Since the information above is reported for the fund's fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2003 to determine the calendar year amounts to be included on their 2002 tax returns. Shareholders should consult their tax advisers.



Board of Trustees

                                             Year first
                                             elected a
                                               Trustee
Name and age                                of the fund1    Principal occupation(s) during past five years

"Non-interested" Trustees

Ambassador Richard G.                           1999        Corporate director and author; former
Capen, Jr., 68                                              U.S. Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.;
                                                            former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 69                       1985        Private investor; former President and CEO,
                                                            The Mission Group (non-utility holding company, subsidiary of Southern
                                                            California Edison Company)

Diane C. Creel, 53                              1994        President and CEO, The Earth Technology Corporation (international consulting engineering)

Martin Fenton, 67                               1989        Managing Director, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 56                           1994        President, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 67                           1991        Chairman of the Board and CEO, AECOM Technology Corporation
                                                            (engineering, consulting
                                                            and professional services)

Frank M. Sanchez, 59                            1999        Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                            (McDonald's licensee)

                                              Number of
                                            boards within
                                              the fund
                                              complex2
                                              on which
Name and age                               Trustee serves  Other directorships3 held by Trustee

"Non-interested" Trustees

Ambassador Richard G.                            14        Carnival Corporation
Capen, Jr., 68

H. Frederick Christie, 69                        19        Ducommun Incorporated; IHOP Corporation; Southwest Water Company, Valero
                                                           L.P.

Diane C. Creel, 53                               12        Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 67                                16        None

Leonard R. Fuller, 56                            14        None

Richard G. Newman, 67                            13        Southwest Water Company

Frank M. Sanchez, 59                             12        None

                                             Year first
                                              elected a
                                               Trustee     Principal occupation(s) during past five years
Name, age and                                or officer    and positions held with affiliated entities or the
position with fund                          of the fund1   principal underwriter of the fund

"Interested" Trustees4

Paul G. Haaga, Jr., 53                          1985       Executive Vice President and Director, Capital
Chairman of the Board                                      Research and Management Company; Director, American Funds Distributors,
                                                           Inc.;5 Director, The Capital Group Companies, Inc.5

Abner D. Goldstine, 72                          1985       Senior Vice President and Director, Capital
Vice Chairman of the Board                                 Research and Management Company

John H. Smet, 46                                1993       Senior Vice President, Capital Research
President                                                  and Management Company

                                              Number of
                                            boards within
                                              the fund
                                              complex2
Name, age and                                 on which
position with fund                         Trustee serves     Other directorships3 held by Trustee

"Interested" Trustees4

Paul G. Haaga, Jr., 53                           17           None
Chairman of the Board

Abner D. Goldstine, 72                           12           None
Vice Chairman of the Board

John H. Smet, 46                                 2            None
President

The Statement of Additional Information includes additional information about fund Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

1Trustees and officers of the fund serve until their resignation, removal or retirement.
2Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations.
3This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
5Company affiliated with Capital Research and Management Company.

Other officers


                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or the
position with fund                          of the fund1      principal underwriter of the fund

Michael J. Downer, 47                           1994          Vice President and Secretary, Capital Research and
Vice President                                                Management Company; Secretary, American Funds Distributors, Inc.;5
                                                              Director, Capital Bank and Trust Company5

Julie F. Williams, 54                           1985          Vice President-- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Anthony W. Hynes, Jr., 39                       1993          Vice President-- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 38                         1994          Assistant Vice President-- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 32                           2001          Vice President-- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

Offices of the fund and of the investment adviser, Capital Research and Management Company
333 South Hope Street Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please
write to the address nearest you.)

P.O. Box 25065 Santa Ana, CA 92799-5065

P.O. Box 659522 San Antonio, TX 78265-9522

P.O. Box 6007 Indianapolis, IN 46206-6007

P.O. Box 2280 Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

Independent auditors
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in U.S. Government Securities Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts of $100,000 or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.70% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.77% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (0.03%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[American FundsSM]

The right choice for the long termSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

o  A long-term, value-oriented approach
   Rather than follow fads, we rely on our own research to find well-managed companies.

o  An unparalleled global research effort
   American Funds draws on one of the industry's most globally integrated research networks.

o  The multiple portfolio counselor system
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  Experienced investment professionals
   More than 75% of the portfolio counselors who serve American Funds were in the investment business before the sharp stock market decline of 1987 and some experienced the 1970s bear market.

o  A commitment to low operating expenses
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund(R)
EuroPacific Growth Fund(R)
The Growth Fund of America(R)
The New Economy Fund(R)
New Perspective Fund(R)
New World FundSM
Smallcap World Fund(R)

Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund(R)
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America(R)
Washington Mutual Investors FundSM

Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
The Income Fund of America(R)

Balanced fund
Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund(R)
Intermediate Bond Fund of America(R)
U.S. Government Securities FundSM

Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds American High-Income Municipal Bond Fund(R) Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America(R)

State-specific tax-exempt funds
The Tax-Exempt Fund of California(R)
The Tax-Exempt Fund of Maryland(R)
The Tax-Exempt Fund of Virginia(R)

Money market funds
Seeking stable monthly income through money market instruments The Cash Management Trust of America(R)
The Tax-Exempt Money Fund of AmericaSM
The U.S. Treasury Money Fund of AmericaSM

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. GVT-011-1002

Litho in USA DD/GRS/5884

Printed on recycled paper